Exhibit 10.37(1)

EXECUTION VERSION

AMENDMENT NO. 1 TO
INVESTMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Investment Agreement dated as of November 7, 2012 (the “Investment Agreement”) is made as of the 11th day of March, 2013, and, solely with respect to Section 2, to be effective as of the Effective Time (as defined below) by and among Pulse Electronics Corporation, Pulse Electronics (Singapore) Pte. Ltd. and OCM PE Holdings, L.P.

RECITALS:

The parties entered into the Investment Agreement as of November 7, 2012.

The parties now wish to amend the Investment Agreement in the manner set forth in this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Capitalized Terms.  Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Investment Agreement.

SECTION 2.  References to 64.3795%.  All references to the number “64.3795%” in the Investment Agreement are hereby changed to “67.9”%.

SECTION 3.  Proxy Statement; Effective Time.  The Company shall include in its proxy statement and related materials (the “Proxy Statement”) in respect of its annual general meeting of shareholders in 2013 (the “2013 Meeting”) a proposal requesting that the Company’s shareholders approve Section 2 of this Amendment.   The Company shall provide the Investors with a reasonable opportunity to review and comment on such Proxy Statement, and such Proxy Statement shall be in a form reasonably acceptable to the Investors prior to its filing with the SEC.  The Company shall hold the 2013 Meeting no later than May 17, 2013, it being understood and agreed that the Company shall be permitted to postpone or adjourn the 2013 Meeting if such postponement is required to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure (x) which the SEC or its staff (or the NYSE or its staff) has instructed the Company is necessary under Law or stock exchange rules or (y) in consultation with the Investors, as required under Law or stock exchange rules for any supplemental or amended disclosure to be disseminated and reviewed by the holders of Common Stock prior to the 2013 Meeting.  Assuming the approval by the Company’s shareholders at the 2013 Meeting of Section 2 of this Amendment, Section 2 of this Amendment shall be effective as of the time immediately following such approval (the “Effective Time”).

2

SECTION 4.  Termination.  The termination of this Amendment shall require the mutual written consent of the Company and the Investors.

SECTION 5.  Voting Agreement.  The Company will enforce the terms of that certain Voting and Support Agreement, dated the date hereof, in the form attached hereto as Exhibit A.

SECTION 6.  Stockholder Vote.  The Company represents and warrants to the Investors that the affirmative vote of at least a majority of the votes cast by the holders of outstanding Common Stock entitled to vote thereon and outstanding Parent Preferred Stock, voting as separate classes, are the only votes of holders of securities of the Company that are necessary to approve and adopt Section 2 of this Amendment, and the Investors shall have the right to vote all of the shares of Common Stock and Parent Preferred Stock held by the Investors to approve and adopt Section 2 of the Amendment at the 2013 Meeting (or in connection with any written consent with respect to the approval and adoption of Section 2 of this Amendment by shareholders of the Company in lieu of a vote thereon).

SECTION 7.  The Investors agree that they shall vote all of the shares of Common Stock and Parent Preferred Stock held by them in favor of adoption of Section 2 of this  Amendment at the 2013 Meeting (or in connection with any written consent taken prior to the 2013 Meeting with respect to the approval and adoption of Section 2 of this Amendment by shareholders of the Company in lieu of a vote thereon).

SECTION 8.  Limited Amendment.  As of the date hereof and upon the Effective Time, except as specifically amended or supplemented hereby, the Investment Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  From and after the date hereof, any reference to the Investment Agreement shall mean the Investment Agreement as amended hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

PULSE ELECTRONICS CORPORATION

by
/s/ Drew A. Moyer
Name: Drew A. Moyer
Title:Senior VP & CFO

PULSE ELECTRONICS (SINGAPORE) PTE. LTD.

by
/s/ Drew A. Moyer
Name: Drew A. Moyer
Title: Director

OCM PE HOLDINGS, L.P.
By: Oaktree Fund GP, LLC Its: General Partner By: Oaktree Fund GP I, L.P. Its: Managing Member By:
/s/ Ken Liang
Name: Ken Liang
Title: Authorized Signatory

By:
/s/ Edgar Lee
Name: Edgar Lee
Title: Authorized Signatory

Exhibit A
Voting and Support Agreement